SANFORD C. BERNSTEIN FUND II, INC.

                  Intermediate Duration Institutional Portfolio



                    Supplement dated November 4, 2005, to the

                          Prospectus dated May 2, 2005



     Effective on or around February 1, 2006, the Intermediate Duration Institutional Portfolio (the "Portfolio") of the Sanford C. Bernstein Fund II, Inc. (the "Fund") will implement certain investment strategy and policy changes, while continuing our multi-sector approach and continuing to seek its current Investment Objective. These changes are as follows:

     The Portfolio will seek to maintain an average portfolio quality minimum of A and, in connection therewith, will no longer be required to: (i) invest at least 65% of the Portfolio's total assets in securities rated AA or better; or (ii) invest at least 80% of the Portfolio's assets in securities rated A or better. Also, the percentage of the Portfolio's total assets that may be invested in securities rated below investment-grade will be increased from 20% to 25%, and investment of up to 5% of the Portfolio's total assets in securities rated CCC will be permitted. The ratings referred to in each case are those issued by national ratings agencies, as described in the Prospectus.

     These changes will increase the risk to which investors are exposed since the degree of credit risk (i.e., the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations) is greater for lower-rated securities. However, we believe that our strategy of maintaining an average rating minimum of A may help to offset the risks associated with individual holdings of lower rated securities.

     In addition, the Portfolio's investment guidelines will allow up to 25% of the Portfolio's assets to be invested in non-US dollar denominated securities. The Portfolio will also be permitted to invest without limit in US dollar denominated foreign securities. The Portfolio can currently invest up to 20% of its assets in "foreign" securities, including both US dollar denominated and non-US dollar denominated securities. As a result of this change, a larger percentage of the Portfolio's investments may be exposed to foreign security and foreign currency risks as described in the Prospectus.

     With respect to each of the investment restrictions described above, the percentage of the Portfolio's assets that is invested will be calculated at the time of investment.